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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 28, 1997

                                     1-5482
                            (Commission File Number)

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                            TYCO INTERNATIONAL LTD.

             (Exact name of registrant as specified in its charter)

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
           MASSACHUSETTS                         04-2297459
     (State of Incorporation)                   IRS Employer
                                           Identification Number)

                   One Tyco Park, Exeter, New Hampshire 03833
              (Address of registrant's principal executive office)

                                  603-778-9700
                        (Registrant's telephone number)

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ITEM 5. OTHER EVENTS

On March 17, 1997, Tyco International Ltd. ("Tyco") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among ADT Limited, a Bermuda company restricted by shares ("ADT"), Limited Apache, Inc., a Massachusetts corporation and wholly-owned subsidiary of ADT ("Merger Sub"), and Tyco, pursuant to which Merger Sub will be merged (the "Merger") with and into Tyco.

The audited consolidated balance sheets of ADT as of December 31, 1996 and 1995 and the related consolidated statements of income, cash flows and changes in shareholders' equity for each of the three years in the period ended December 31, 1996 and the unaudited pro forma combined financial information giving effect to the Merger as of, and for the three year period ending, December 31, 1996 (ADT's fiscal year-end) are attached hereto as Exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

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
EXHIBIT NUMBER                                                   TITLE
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
           23      Consent of Coopers & Lybrand
         99.1      Audited consolidated balance sheets of ADT Limited as of December 31, 1996 and 1995 and the
                   related consolidated statements of income, cash flows and changes in shareholders' equity for each of the three years in the period ended December 31, 1996.
         99.2      Unaudited pro forma combined financial information giving effect to the Merger as of, and for the three year period ending, December 31, 1996.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          TYCO INTERNATIONAL LTD.

                                          By:  /s/ Mark. H. Swartz
                                              ----------------------------------

                                               Mark H. Swartz

                                               Vice President--Chief Financial
                                               Officer

Date: March 28, 1997

                                       2
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                                 EXHIBIT INDEX

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
EXHIBIT NUMBER                                               TITLE                                               PAGE
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

           23      Consent of Coopers & Lybrand

         99.1      Audited consolidated balance sheets of ADT Limited as of December 31, 1996 and 1995 and the related consolidated statements of income, cash flows and changes in shareholders'
                   equity for each of the three years in the period ended December 31, 1996.

         99.2      Unaudited pro forma combined financial information giving effect to the Merger as of, and for the three year period ending, December 31, 1996.
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